--------------------------------------------------------------------------------
                               WESTCORE FUNDS LOGO
--------------------------------------------------------------------------------

                                 WESTCORE TRUST

                       Supplement Dated September 28, 2004
                to the Westcore Equity and Bond Funds Prospectus
                            dated September 28, 2004

      This information supplements the prospectus dated September 28, 2004. This supplement and the prospectus constitute a current prospectus.

The Westcore Small-Cap Value Fund (the "Fund") is currently not available for investment. The fund intends to have a subscription period prior to becoming available. Amounts paid pursuant to orders that are submitted to purchase shares of the Fund during the subscription period will be invested in the BlackRock Money Market Portfolio until the Fund's commencement of operations. When the fund is available, your investment (including any dividends) will be automatically exchanged from the BlackRock Money Market Portfolio into shares of the Fund.





                                                                           WC179

--------------------------------------------------------------------------------
                     Better research makes the difference.
--------------------------------------------------------------------------------